Exhibit 99.2
EXHIBIT L-1
AMENDED
BY-LAWS
OF
CNA SURETY CORPORATION
(As Amended Effective April 24, 2008.)
ARTICLE I
Offices
     Section 1. Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.
     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.
ARTICLE II
Stockholders
     Section 1. Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2. Annual Meetings. Annual meetings of stockholders shall be held on such date and at such time as shall be designated by the board of directors from time to time and stated in the notice of the meeting. If any annual meeting for the election of directors shall not be held on the date designated therefor, the board of directors shall cause the meeting to be held as soon thereafter as is convenient. Stockholders shall elect the board of directors at such annual meeting and transact such other business as may properly be brought before the meeting.
     Section 3. Advance Notice of Stockholder Proposed Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than fifty days nor more than seventy-five days prior to the meeting; provided, however, that in the event that less than sixty-five days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
     A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business.
     Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 3; provided, however, that nothing in this Section 3 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with such procedures.
     The chairman of an annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of section 3, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
     Section 4. Meeting Notices. Written notice of stockholder meetings, whether annual or special, stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten or more than sixty days before the date of the meeting. Written notice of a special meeting shall state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Except as otherwise required by law, notice of any meeting of stockholders following an adjournment shall not be required to be given if the time and place thereof are announced at the meeting which is adjourned.
     Section 5. Voting Lists. The officer who has charge of the stock ledger of the corporation shall prepare and make or cause to be prepared and made through a transfer agent appointed by the board of directors, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.
     Section 6. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called at any time by the chairman of the board of directors or by the president and shall be called by the chairman, president or the secretary at the request in writing of a majority of the board of directors or at the request in writing of stockholders owning a majority in the amount of the entire capital stock of the corporation issued and outstanding which are entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
     Section 7. Quorum. The holders of a majority of the stock issued and outstanding which are entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
     Subject to the terms of Section 8 hereof, when a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.
     Section 8. Voting of Shares. Unless otherwise specifically provided by statute or the certificate of incorporation, or these by-laws each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.
     Section 9. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.
     Section 10. Informal Action by Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or if the certificate of incorporation authorizes the action to be taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the stockholders having not less than such percentage of the number of votes as may be authorized in the certificate of incorporation, provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.
     Section 11. Stock Ledger. The stock ledger of the corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 5 of this Article II or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.
     Section 12. Conduct of Meeting. Unless otherwise provided by the board of directors, the chief executive officer shall act as chairman; and the secretary, or in his absence an assistant secretary, shall act as secretary of the meeting. The order of business shall be determined by the chairman of the meeting.
     Section 13. Inspectors of Election. The corporation, in advance of each meeting of stockholders, may appoint one or more inspectors of election to act thereat. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act and, if no inspector or alternate is able to act at a meeting of stockholders, the chairman shall appoint one or more inspectors to act at the meeting.
ARTICLE III
Directors
     Section 1. Number, Tenure and Qualifications. The number of directors which shall constitute the whole board shall be eleven or such other number as may be established from time to time by the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article, and each director elected shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Directors need not be stockholders.
     Section 2. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at a meeting of stockholders. Nominations of persons for election to the board of directors may be made at a meeting of stockholders by the board of directors or by any nominating committee or person appointed by the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2. Nominations by stockholders shall be made pursuant to timely written notice to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty days nor more than seventy-five days prior to the meeting; provided, however, that in the event that less than sixty-five days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director. No person shall be eligible for election as a director by the stockholders unless nominated in accordance with the procedures set forth herein.
     The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the stockholders present at the meeting and the defective nomination shall be disregarded.
     Section 3. Vacancies. Except as otherwise provided by law, any vacancy on the board of directors (whether because of death, resignation, removal, an increase in the number of directors or any other cause) may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election and until his or her successor is duly elected and shall qualify, or until his or her earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or newly-created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships, or to replace the directors chosen by the directors then in office.
     Section 4. General Powers. The business of the corporation shall be managed under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.
     Section 5. Meetings. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.
     Section 6. First Meeting. The first meeting of each newly-elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly-elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly-elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or as shall be specified in a written waiver signed by all of the directors.
     Section 7. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.
     Section 8. Special Meetings. Special meetings of the board may be called by either the chairman of the board or the president on twenty-four hours’ notice to each director, either personally or by mail or by telegram or by facsimile; special meetings shall be called by the president or the secretary in a like manner and on like notice on the written request of two directors; provided, however, that a meeting may be called on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Any meeting of the board of directors shall be a legal meeting without any notice thereof having been given if all the directors shall be present thereat or if notice thereof shall be waived either before or after such meeting in writing by all absentees therefrom provided a quorum be present thereat. Notice of any adjourned meeting need not be given.
     Section 9. Quorum. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 10. Organization. At each meeting of the board of directors, the chairman of the board of directors, or in his or her absence, the president of the corporation, or in his or her absence, a vice chairman, or in the absence of all of said officers, a chairman chosen by a majority of the directors present, shall preside. The secretary of the corporation, or in his or her absence, an assistant secretary, if any, or, in the absence of both the secretary and assistant secretaries, any person whom the chairman shall appoint, shall act as secretary of the meeting.
     Section 11. Informal Action by Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.
     Section 12. Participation by Conference Telephone. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board, may participate in a meeting of the board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.
     Section 13. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee; provided, however, that, if the resolution of the board of directors so provides, in the absence or disqualification of any such member or alternate member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member or alternate member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution or amending the by-laws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. A majority of those entitled to vote at any meeting of any committee shall constitute a quorum for the transaction of business at that meeting. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.
     Section 14. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors or committee and may be paid a fixed sum for attendance at each meeting of the board of directors or such committee and/or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Nothing contained in this Section 14 shall be construed as prohibiting the board of directors from adopting a plan permitting non-employee directors to defer all or any portion of their compensation.
ARTICLE IV
Notices
     Section 1. Written Notice. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice shall be in writing and shall be given in person or by mail to such director or stockholder. If mailed, such notice shall be addressed to such director or stockholder at his or her address as it appears on the records of the corporation, with postage thereon prepaid, and shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, telex or facsimile transmission.
     Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V
Officers
     Section 1. Number. The officers of the corporation shall be chosen by the board of directors and shall include a president, a treasurer and a secretary. The board of directors, in its discretion, may also choose a chairman of the board of directors and one or more vice chairmen of the board of directors from among their members and one or more vice-presidents and one or more assistant treasurers and assistant secretaries. The board of directors may appoint such other officers and agents as it shall deem desirable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. Any number of offices may-be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide. The officers of the corporation need not be stockholders of the corporation.
     Section 2. Election and Term of Office. The board of directors at its first meeting after each annual meeting of stockholders shall elect the officers of the corporation. The officers of the corporation shall hold office until their successors are chosen and qualify.
     Section 3. Removal. Any officer elected or appointed by the board of directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the board of directors or by any committee or superior officer upon whom such power of removal may be conferred by the board of directors.
     Section 4. Vacancies. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.
     Section 5. Chairman of the Board of Directors. The chairman of the board of directors shall preside, if present, at all meetings of the board of directors. Except where by law the signature of the president is required, the chairman of the board of directors shall possess the same power as the president to sign all documents of the corporation which the president may be authorized to sign by these by-laws or by the board of directors. The chairman of the board of directors shall see that all orders and resolutions of the board of directors are carried into effect and shall from time to time report to the board of directors all matters within his or her knowledge which the interests of the corporation may require to be brought to their notice. During the absence or disability of the president, the chairman of the board of directors shall exercise all the powers and discharge all the duties of the president unless the board of directors shall designate another officer to exercise such powers and discharge such duties. The chairman of the board of directors shall also perform such other duties and he or she may exercise such other powers as from time to time may be prescribed by these by-laws or by the board of directors.
     Section 6. Vice Chairmen of the Board of Directors. The vice chairmen of the board of directors, if any, shall perform such duties and may exercise such powers as from time to time may be prescribed by the board of directors.
     Section 7. President. The president shall be the chief executive officer of the corporation unless the board of directors shall designate another officer as chief executive officer, and shall have general and active management of the business of the corporation, subject to the control of the board of directors. The president shall vote all shares of stock of any other corporation standing in the name of this corporation except where the voting thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The president shall also perform all duties incident to the office of the president and such other duties as may be prescribed by these by-laws or by the board of directors from time to time.
     Section 8. The Vice-Presidents. Each vice-president shall perform such duties and have such powers as the board of directors or chief executive officer may from time to time prescribe. At the request of the board of directors, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.
     Section 9. The Treasurer. If required by the board of directors, the treasurer shall give bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine. The treasurer (or if there is none, the chief financial officer) shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these by-laws; (b) sign (unless the secretary or other proper officer thereunto duly authorized by the board of directors shall sign), with the chairman of the board of directors, or president, or a vice president, certificates for shares of the capital stock of the corporation, the issue of which shall have been authorized by resolution of the board of directors, provided that the signatures of the officers of the corporation thereon may be facsimile as provided in these by-laws; and (c) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the chief executive officer or by the board of directors.
     Section 10. The Secretary. The secretary shall: (a) keep the minutes of the stockholders’ and of the board of directors’ meetings in one or more books provided for that purpose; and at the request of the board of directors shall also perform like duties for the standing committees thereof when required; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the corporation; (f) sign (unless the treasurer or other proper officer thereunto duly authorized by the board of directors shall sign), with the chairman of the board of directors, or president, or a vice president, certificates for shares of the capital stock of the corporation the issue of which shall have been authorized by resolution of the board of directors, provided that the signatures of the officers of the corporation thereon may be facsimile as provided in these bylaws; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the chairman of the board, the president or by the board of directors.

     Section 11. Assistant Treasurers and Assistant Secretaries. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant treasurers and assistant secretaries, in general, shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the chief executive officer or the board of directors, and in the event of the absence, inability or refusal to act of the treasurer or the secretary, the assistant treasurers or assistant secretaries (in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the treasurer or the secretary, respectively.
     Section 12. Other Officers. Such other officers as the board of directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the chief executive officer or the board of directors. The board of directors may delegate to any other officer of the corporation the power to choose such other officers and to prescribe their respective duties and powers.
     Section 13. Other Positions. The president may authorize the use of titles, including the titles of chairman, president and vice president, by individuals who hold management positions with the business groups, divisions or other operational units of the corporation, but who are not and shall not be deemed officers of the corporation. Individuals in such positions shall hold such titles at the discretion of the appointing officer, who shall be the president or any officer to whom the president delegates such appointing authority, and shall have such powers and perform such duties as such appointing officer may from time to time determine.
     Section 14. Salaries. The salaries of the officers shall be fixed from time to time by the board of directors, or by one or more committees or officers to the extent so authorized from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.
ARTICLE VI
Interested Directors and Officers
     No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or a committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:
     (a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (b) The material facts as to his or her relationship or interests and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
     (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.
The common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.
ARTICLE VII
Indemnification of Directors and Officers
     Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in or called as a witness in any Proceeding (as hereinafter defined) because he or she is an Indemnified Person (as hereinafter defined), shall be indemnified and held harmless by the corporation to the fullest extent permitted under the Delaware General Corporation Law (the “DGCL”), as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than the DGCL permitted the corporation to provide prior to such amendment). Such indemnification shall cover all expenses incurred by an Indemnified Person (including, but not limited to, attorneys’ fees and other expenses of litigation) and all liabilities and losses (including, but not limited to, judgments, fines, ERISA or other excise taxes or penalties and amounts paid or to be paid in settlement) incurred by such person in connection therewith.
     Notwithstanding the foregoing, except with respect to indemnification specified in section 3 of this Article, the corporation shall indemnify an Indemnified Person in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) were authorized by the board of directors of the corporation.
     For purposes of this Article:
     (i) a “Proceeding” is an action, suit or proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom;
     (ii) an “Indemnified Person” is a person who is, was, or had agreed to become a director or an officer or a Delegate, as defined herein, of the corporation or the legal representative of any of the foregoing; and
     (iii) a “Delegate” is a person serving at the request of the corporation or a subsidiary of the corporation as a director, trustee, fiduciary, or officer of such subsidiary or of another corporation, partnership, joint venture, trust or other enterprise.

     Section 2. Expenses. Expenses, including attorneys’ fees, incurred by a person indemnified pursuant to Section 1 of this Article in defending or otherwise being involved in a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, including any appeal therefrom, upon receipt of an undertaking (the “Undertaking”) by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation; provided, that in connection with a Proceeding (or part thereof) initiated by such person, except a Proceeding authorized by Section 3 of this Article; the corporation shall pay said expenses in advance of final disposition only if such Proceeding (or part thereof) were authorized by the board of directors. A person to whom expenses are advanced pursuant hereto shall not be obligated to repay pursuant to the Undertaking until the final determination of any pending Proceeding in a court of competent jurisdiction concerning the right of such person to be indemnified or the obligation of such person to repay pursuant to the Undertaking.
     Section 3. Protection of Rights. If a claim under Section 1 of this Article is not promptly paid in full by the corporation after a written claim has been received by the corporation or if expenses pursuant to Section 2 of this Article have not been promptly advanced after a written request for such advancement accompanied by the Undertaking has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. If successful, in whole or in part, in such suit, such claimant shall also be entitled to be paid the reasonable expense thereof (including, without limitation, attorneys’ fees). It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required Undertaking has been tendered to the corporation) that indemnification of the claimant is prohibited by law, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel or its stockholders) to have made a determination, if required, prior to the commencement of such action that indemnification of the claimant is proper in the circumstances, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its stockholders) that indemnification of the claimant is prohibited, shall be a defense to the action or create a presumption that indemnification of the claimant is prohibited.
     Section 4. Miscellaneous.
     (i) Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. The board of directors shall have the authority, by resolution, to provide for such indemnification of employees or agents of the corporation or others and for such other indemnification of directors, officers or Delegates as it shall deem appropriate.
     (ii) Insurance, Contracts and Funding. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of, or person serving in any other capacity with, the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expenses, liabilities or losses, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL. The corporation may enter into contracts with any director, officer or Delegate of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect the advancing of expenses and indemnification as provided in this Article.
     (iii) Contractual Nature. The provisions of this Article shall be applicable to all Proceedings commenced or continuing after its adoption, whether such arise out of events, acts or omissions which occurred prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director, officer or Delegate and shall inure to the benefit of the heirs, executors and administrators of such person. This Article shall be deemed to be a contract between the corporation and each person who, at any time that this Article is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any Indemnified Person’s entitlement to the advancement of expenses or indemnification under this Article for Proceedings then existing or later arising out of events, acts or omissions occurring prior to such repeal or modification, including, without limitation, the right to indemnification for Proceedings commenced after such repeal or modification to enforce this Article with regard to Proceedings arising out of acts, omissions or events occurring prior to such repeal or modification.
     (iv) Severability. If this Article or any portion hereof shall be invalidated or held to be unenforceable on any ground by any court of competent jurisdiction, the decision of which shall not have been reversed on appeal, such invalidity or unenforceability shall not affect the other provisions hereof, and this Article shall be construed in all respects as if such invalid or unenforceable provisions had been omitted therefrom.
ARTICLE VIII
Certificates Of Stock and Their Transfer
     Section 1. Certificates of Stock. The shares of the corporation may be uncertificated or certificated, in such form as shall be approved by the Board of Directors, as provided under the General Corporation Law of Delaware, as amended from time to time. Every holder of stock in the corporation upon written request to the transfer agent or registrar of the corporation, shall be entitled to have a certificate, in such form as the board of directors shall prescribe, signed in the name of the corporation by (i) the chairman of the board of directors, president or a vice-president and (ii) by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the corporation, certifying the number and class of shares owned by him or her in the corporation. Any of or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
     Section 2. Records of Stock Ownership. A record shall be kept of the name of the person, firm or corporation of record holding shares of the corporation in the form of certificated or uncertificated stock and the dates thereof, and in case of cancellation, the dates of cancellation. Every certificate and uncertificated share of stock surrendered to the corporation for exchange or transfer shall be cancelled and no new certificate or uncertificated share shall be issued in exchange for any existing certificate or uncertificated share until such form of stock ownership shall have been so cancelled, except in cases provided for in Section 3 of this Article VIII.
     Section 3. Lost Certificates. The corporation may issue a new certificate or certificates of stock or uncertificated shares in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
     Section 4. Transfers of Stock. Upon compliance with any provisions restricting the transfer or registration of shares of stock and upon the payment of all taxes due thereon, shares of capital stock shall be transferable on the books of the corporation only by the holder of record thereof, if such shares are certificated, in person, or by a duly authorized attorney or legal representative, upon surrender and cancellation of certificates for the like number of shares, properly endorsed and upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the corporaion or its transfer agent may reasonably require. Upon such surrender to the corporation or a transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and of compliance with any transfer restrictions applicable thereto contained in any agreement to which the corporation is a party or of which the corporation has knowledge by reason of legend with respect thereto placed on any such surrendered stock certificate, it shall be the duty of the corporation to issue a new certificate or evidence the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
     Section 5. Transfer and Registry Agents. The corporation may maintain a transfer office or agency where its stock shall be directly transferable and a registry office, which may be identical with the transfer or agency, where its stock shall be registered; and the corporation may, from time to time, maintain one or more other transfer offices or agencies, and registry offices; and the board of directors may from time to time define the duties of such transfer agents and registrars and make such rules and regulations as it may deem expedient, not inconsistent with these by-laws, concerning the issue, transfer and registration of certificated and uncertificated shares of the capital stock of the corporation.
     Section 6. Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
     Section 7. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
     Section 8. Classes of Stock. If the corporation shall be authorized to issue more than one class or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise provided by law or these By-Laws, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
ARTICLE IX
General Provisions
     Section 1. Execution of Documents. The chief executive officer, or any other officer, employee or agent of the corporation designated by the board of directors or designated in accordance with corporate policy approved by the board of directors, shall have the power to execute and deliver proxies, stock powers, deeds, leases, contracts, mortgages, bonds, debentures, notes, checks, drafts and other orders for payment of money and other documents for and in the name of the corporation, and such power may be delegated (including the power to redelegate) by the chief executive officer or to the extent provided in such corporate policy by written instrument to other officers, employees or agents of the corporation.
     Section 2. Dividends. Subject to the provisions of the certificate of incorporation, dividends upon the capital stock of the corporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation and the directors may modify or abolish any such reserve in the manner in which it was created.
     Section 3. Fiscal Year. The fiscal year of the corporation shall end on the last day of December in each year.
ARTICLE X
Amendments
     Except as otherwise provided in these by-laws, these by-laws may be altered, amended or repealed, in whole or in part, or new by-laws may be adopted by the stockholders or the board of directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such meeting of stockholders or board of directors as the case may be. Except as otherwise provided in these by-laws, all such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by the board of directors.